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                                                                    EXHIBIT 99.4

                              EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT dated as of July 1, 2005 ("Employment Agreement"), by and between MKS Instruments, Inc., a Massachusetts Corporation (the "Corporation"), and William Stewart, of Boulder, CO (the "Employee").

WHEREAS, the Corporation and the Employee entered into an Employment Agreement dated December 15, 1995 (the "Original Employment Agreement"); and

WHEREAS, the Corporation intends to provide certain retiree medical benefits to the Employee as more particularly set forth herein; and

WHEREAS, the Corporation and the Employee intend that this Employment Agreement shall supercede the Original Employment Agreement and that as of the date hereof, the Original Employment Agreement shall be of no further force and effect;

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, the Corporation and the Employee hereby agree as follows:

      (1) Term of Employment: The Corporation hereby employs the Employee, and the Employee hereby accepts employment with the Corporation, for a period commencing as of July 1, 2005 and continuing from month to month thereafter until terminated as provided in this Section (1). Either the Corporation or the Employee may terminate the employment of the Employee under this Employment Agreement at any time after July 1, 2005 by giving written notice to the other party stating its or his election to terminate the employment of the Employee under this Employment Agreement. The employment of the Employee under this Employment Agreement shall terminate thirty (30) days after the date of receipt by the other party of such notice; provided, however, that the employment of the Employee under this Employment Agreement is subject to prior termination as hereinafter provided in Section (5). Notwithstanding the above, the Corporation shall be entitled, at its sole discretion, to waive the obligation of the Employee to continue to work during the thirty (30) day notice period.


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      (2) Capacity: The Employee shall serve as Vice President and General
Manager - Vacuum Products Group of the Corporation and shall have such authority and will perform such duties as are delegated to him by the CEO & President of the Corporation or his designee that are consistent with this position and his training and experience for the term of employment under this Employment Agreement.

      (3) Extent of Services: During the term of employment of the Employee under this Employment Agreement, the Employee shall devote his full time to, and use his best efforts in the furtherance of, the business of the Corporation and shall not engage in any other business activity, whether or not such business activity is pursued for gain or any other pecuniary advantage, without the prior written consent of the Corporation.

      (4) Compensation: In consideration of the services to be rendered by the Employee under this Employment Agreement, the Corporation agrees to pay, and the Employee agrees to accept, the following compensation:

            (a) Base Salary: A base salary at the rate of two hundred thirty-five thousand one hundred and thirty-nine dollars ($235,139) per year for the term of employment of the Employee under this Employment Agreement. The base salary shall be payable in equal biweekly installments, subject to usual withholding requirements, and will be subject to any changes in pay policies that may be established by the Corporation. The base salary will be reviewed regularly according to the practices of the Corporation. No overtime pay will be paid to the Employee by the Corporation.

            (b) Incentive: For each calendar year of the corporation during the term of employment of the Employee under this Employment Agreement, the Employee shall be entitled to participate in a Management Incentive Program pursuant to the terms of which the Employee may receive compensation in addition to his base salary if the Corporation attains its consolidated financial goals during such calendar year of the Corporation. The "targeted" additional compensation goal for the Employee shall be 40% of his base annual earnings. The Management Incentive Program, including the consolidated financial goals established by the Corporation for the calendar year and the formula to be used to determine the payment of amounts under the Management Incentive Program, will be communicated to the Employee in writing prior to the beginning of each calendar year of the Corporation. If there shall be any disagreement between the Corporation and the Employee as to the calculation of the Management

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Incentive Bonus in any calendar year of the Corporation during the term of employment of the Employee under this Employment Agreement, the decision of the independent Public Accounting firm of the corporation as to the amount of the Management Incentive Bonus of the Corporation shall be conclusive and binding on the Corporation and the Employee. The Employee shall have no right to inspect any of the books, papers or records of the Corporation, except that the Employee shall be entitled to inspect any certificate of such independent public accounting firm as to the calculation of the Management Incentive Bonus of the Corporation in any calendar year of the Corporation during the term of employment of the Employee under this Employment Agreement. Incentive payments shall be payable to the Employee on or before March 31 after the end of each calendar year of the Corporation during the term of employment of the Employee under this Employment Agreement. The Employee will not receive any payment under the Management Incentive Program for any calendar year in which the Employee is not actively employed on the last day of that calendar year.

            (c) MKS Instruments Profit Sharing and Retirement Savings Plan: The Employee shall be eligible to become a participant under the profit sharing plan of the Corporation on fulfilling the conditions set forth in the MKS Instruments Profit Sharing and Retirement Savings Plan.

            (d) Vacation: The Employee shall be entitled to an annual vacation leave of twenty-five (25) days at full pay during each year of this Employment Agreement, subject to the Employee arranging such vacation so as not to affect adversely the ability of the Corporation to transact its necessary business.

            (e) Life Insurance: The Corporation shall provide, and pay all of the premiums for, term life insurance for the Employee during the term of employment of the Employee under this Employment Agreement in accordance with the term life insurance plan of the Corporation.

            (f) Medical/Dental Insurance: The Corporation shall provide group medical/dental insurance for the Employee under the plans of the Corporation applicable to the Employee during the term of employment of the Employee under this Employment Agreement.

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            (g) Other Benefits: The Corporation shall provide other benefits for the Employee under the plans of the Corporation applicable to the Employee during the term of employment of the Employee under this Employment Agreement.

      (5) Termination: The employment of the Employee under this Employment Agreement shall terminate:

            (a) On the expiration of the period of employment as provided in
                Section (1).

            (b) Upon the death of the Employee.

            (c) At the election of the Corporation (i) if the Employee shall refuse to perform the services required of him under this Employment Agreement, or (ii) if the Employee shall fail, or refuse, to perform the other covenants and agreements required of him under this Employment Agreement, or (iii) for "cause", which term shall mean conviction for the commission of a felony, willful failure by the Employee to perform his responsibilities to the Corporation, or willful misconduct by the Employee.

      (6) Payment Upon Termination:

            (a) If the employment of the Employee is terminated by the Corporation other than pursuant to Section 5 (c) hereof, the Corporation (i) shall continue to pay Employee the Base Salary in effect immediately prior to the time of such termination for six (6) months after the last full day Employee works under this Agreement at its normal payroll payment dates; (ii) shall reimburse Employee for the premiums (if any) he pays for continuation of life insurance should he elect to exercise the conversion feature of the Corporation's group life policy then in effect for six (6) months after the last full day Employee works under this Agreement; and (iii) continue to pay for such dental/vision insurance as Employee may then receive for six (6) months after the last full day Employee works under this Agreement and (iv) to the extent the Employee is eligible pursuant to Section 6(e) hereof, shall provide Retiree Medical Benefits (such payments of Base Salary and payments or reimbursements of insurance premiums and Retiree Medical Benefits by the Corporation, the "Severance Benefits). Employee agrees that, (a) his eligibility for or entitlement to the foregoing Severance Benefits shall be subject to Employee's execution and delivery of a release, in such form as the Corporation may require, that, among other things, may be a general release of any and all claims

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Employee may have against Employer, (b) Employee shall have no rights or remedies in the event of his or her termination by the Corporation without Cause and other than as a result of Disability or death except for those set forth in this Agreement and (c) Employee's right to receive any of the foregoing Severance Benefits shall be expressly conditioned upon Employee's full compliance with the Confidentiality Agreement, pursuant to its continued effectiveness, and Employee's full cooperation with the Corporation in both fulfilling the terms of this Agreement and the Confidentiality Agreement and otherwise performing such actions as the Corporation may request in transitioning Employee from his employment with the Corporation and upon any breach of either such agreement by Employee, Employee's rights to any continued payment of Severance Benefits shall immediately cease and Employee shall be obligated to repay to the Corporation all amounts paid by the Corporation for the Severance Benefits except for the amount of $1,000, which Employee shall be entitled to retain.

            (b) If the employment of the Employee is terminated by death, the Corporation shall pay to the estate of the Employee the compensation which would otherwise be payable to the Employee at the end of the month in which his death occurs.

            (c) In the event the employment of the Employee is terminated at the election of the Corporation pursuant to Section (5) (c) hereof, the Employee shall only be entitled to his base salary through the last day of actual employment or the date of termination, whichever is earlier.

            (d) In the event the Employee voluntarily terminates his employment on the expiration of the period of employment as provided in Section (1), the Employee shall not be entitled to any compensation, and the Corporation shall have no obligation to pay the Employee any compensation, except as is provided in this Employment Agreement.

            (e) Retiree Medical Benefits.

                  (i) Eligibility. The Employee's eligibility to receive the retiree medical benefits set forth hereunder (the "Retiree Medical Benefits") is contingent upon (a) the Employee's compliance with all of the material terms and conditions contained in this Employment Agreement, (b) the Employee's execution, upon termination of employment (except in the case of death), of a separation agreement that releases the

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Corporation from any liabilities that may have arisen from employment or termination of employment with the Corporation, and (c) the occurrence of any of the following:

                        (A) the Employee retires from the Corporation when Employee is at least 62 years old, provided that, if Employee is under 65 at the time of such retirement, the terms of the benefits shall be subject to subsection 6(e)(iii) hereof; or

                        (B) the Employee is terminated by the Corporation other than for "cause" or if Employee terminates his employment for Good Reason (as defined below within 3 years of a change in control as defined below); provided that if the Employee is eligible at any time to receive comparable medical benefits from any subsequent employer, then the Employee shall not be eligible to receive the Retiree Medical Benefits during the time that he is eligible to receive such benefits from a subsequent employer, but will be eligible to receive the Retiree Medical Benefits thereafter; or

                        (C) prior to retirement, the Disability (which shall mean disability as defined in Section 216(i)(1) of the Social Security Act) or death of the Employee.

            If the Employee meets the eligibility criteria described above, he shall be considered an "Eligible Employee" hereunder. The Spouse of the Eligible Employee ("Eligible Spouse") shall also receive Medical Retirement Benefits. The Employee shall not be eligible for Medical Retirement Benefits if Employee is terminated by the Corporation for "cause".

            For purposes of this section, "Good Reason" shall mean termination of Employee's employment by Employee within 90 days following (I) a material diminution in Employee's positions, duties and responsibilities from those described in this Employment Agreement (II) a reduction in Employee's Base Salary (other than a reduction which is part of a general salary reduction program affecting senior executives of the Corporation) (III) a material reduction in the aggregate value of the pension and welfare benefits provided to Employee from those in effect prior to the Change in Control (other than a reduction which is proportionate to the reductions applicable to other senior executives pursuant to a cost-saving plan that includes all senior executives),
(IV) a material breach of any provision of this Employment Agreement by

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the Corporation, (V) the Corporation's requiring Employee to be based at a location that creates for Employee a one way commute in excess of 60 miles from his primary residence, except for required travel on the Corporation's business to an extent substantially consistent with the business travel obligations of Employee under this Employment Agreement. Notwithstanding the foregoing, a termination shall not be treated as a termination for Good Reason (I) if Employee shall have consented in writing to the occurrence of the event giving rise to the claim of termination for Good Reason or (II) unless Employee shall have delivered a written notice to the Corporation within 30 days of his having actual knowledge of the occurrence of one of such events stating that he intends to terminate his employment for Good Reason and specifying the factual basis for such termination, and such event, if capable of being cured, shall not have been cured within 30 days of the receipt of such notice.

            For purposes of this section "Change in Control" means the first to occur of any of the following events: (I) Any "person" (as that term is used in Section 13 and 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act")) becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the Corporation's capital stock entitled to vote in the election of directors; (II) The shareholders of the Corporation approve any consolidation or merger of the Corporation, other than a consolidation or merger of the Corporation in which the holders of the common stock of the Corporation immediately prior to the consolidation or merger hold more than fifty percent (50%) of the common stock of the surviving corporation immediately after the consolidation or merger;
(III) The shareholders of the Corporation approve any plan or proposal for the liquidation or dissolution of the Corporation; or (IV) The shareholders of the Corporation approve the sale or transfer of all or substantially all of the assets of the Corporation to parties that are not within a "controlled group of corporations" (as defined in Code Section 1563) in which the Corporation is a member.

                  (ii) Benefit Period and Types of Coverage. Eligible Employees and Eligible Spouses will each receive Retiree Medical Benefits for their respective lifetimes. During the 18 months immediately following termination of employment from the Corporation, Retiree Medical Benefits will be provided to the Eligible Employee and Eligible Spouse through the Corporation's COBRA medical plan. Thereafter, the Corporation shall purchase fully insured non-group medical plans for the Eligible Employee and Eligible Spouse. The insurance plans purchased for the Eligible

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Employee and/or Eligible Spouse who are less than 65 years old shall be a high benefit plan comparable to the Corporation's group medical plan selected by the Employee immediately prior to termination of employment. The insurance plans purchased for the Eligible Employee and/or Eligible Spouse who are 65 or more years old shall be Blue Cross/ Blue Shield's Medex Gold or other comparable high benefit medical plan.

                  (iii) Cost. The Eligible Employee (or surviving Eligible Spouse) will be required to contribute a fixed annual amount of $1,500 for each year that he (or surviving Eligible Spouse) remains eligible for Retiree Medical Benefits. In addition to such $1,500, if the Employee became an Eligible Employee pursuant to Section (a)(i) above, then in addition to the $1,500, the Employee (or surviving Eligible Spouse) shall be required to pay a portion of the expenses of the Retiree Medical Benefit as follows:

            Percentage of Retiree Medical Benefit Costs to be
Age         Paid by Employee (or surviving spouse) at Such Age
---         --------------------------------------------------
62                                30%
63                                20%
64                                10%
65 or more                         0%

      (7) Trade Secrets: The Employee covenants and agrees that he will communicate to the Corporation, and will not divulge or communicate to any other person, partnership, corporation or other entity without the prior written consent of the Corporation, any trade secrets of the Corporation or confidential information relating to the business of the Corporation or any one connected with the Corporation, and that such trade secrets and confidential information shall not be used by the Employee either on his own behalf or for the benefit of others or disclosed by the Employee to any one, except to the Corporation, during or after the term of employment of the Employee under this Employment Agreement.

      (8) Inventions and Patents:

            (a) The Employee shall make prompt full disclosure in writing to the Corporation of all inventions, improvements and discoveries, whether or not patentable, which the Employee conceives, devises, makes, discovers, develops, perfects or first reduces to practice, either alone or jointly with others, during the term of employment of the Employee under this Employment Agreement, which relate in any way to the fields,

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products or business of the Corporation, including development and research, whether during or out of the usual hours of work or on or off the premises of the Corporation or by use of the facilities of the Corporation or otherwise and whether at the request or suggestion of the Corporation or otherwise (all such inventions, improvements and discoveries being hereinafter called the "Inventions"), including any Inventions, whether or not patentable, conceived, devised, made, discovered, developed, perfected or first reduced to practice by the Employee after the employment of the Employee under this Employment Agreement is terminated if the Inventions were conceived by the Employee during the term of employment of the Employee under this Employment Agreement. Any Inventions, whether or not patentable, conceived, devised, made, discovered, developed, perfected or first reduced to practice by the Employee within six (6) months of the date of termination of the employment of the Employee under this Employment Agreement shall be conclusively presumed to have been conceived during the term of employment of the Employee under this Employment Agreement.

            (b) The Employee agrees that the Inventions shall be the sole and exclusive property of the Corporation.

            (c) The Employee agrees to assist the Corporation and its nominees in every reasonable way (entirely at its or their expense) to obtain for the benefit of the Corporation letters patent for the Inventions and trademarks, trade names and copyrights relating to the Inventions, and any renewals, extensions or reissues thereof, in any and all countries, and agrees to make, execute, acknowledge and deliver, at the request of the Corporation, all written applications for letters patent, trademarks, trade names and copyrights relating to the Inventions and any renewals, extensions or reissues thereof, in any and all countries, and all documents with respect thereto, and all powers of attorney relating thereto and, without further compensation, to assign to the Corporation or its nominee all the right, title and interest of the Employee in and to such applications and to any patents, trademarks, trade names or copyrights which shall thereafter issue on any such applications, and to execute, acknowledge and deliver all other documents deemed necessary by the Corporation to transfer to or vest in the Corporation all of the right, title and interest of the Employee in and to the Inventions, and to such trademarks, trade names, patents and copyrights together with exclusive rights to make, use, license and sell them throughout the world.

            (d) The Employee agrees that even though his employment is terminated

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under this Employment Agreement he will, at any time after such termination of employment, carry out and perform all of the agreements of Subsections (8) (a) and (8) (c) above, and will at any time and at all times cooperate with the Corporation in the prosecution and/or defense of any litigation which may arise in connection with the Inventions, provided, however, that should such services be rendered after termination of employment of the Employee under this Employment Agreement, the Employee shall be paid reasonable compensation on a per diem basis.

            (e) The Employee agrees to make and maintain adequate and current written records of all Inventions in the form of notes, sketches, drawings, or reports relating thereto, which records shall be and remain the property of, and available to, the Corporation at all times.

            (f) The Employee agrees that he will, upon leaving the employment of the Corporation, promptly deliver to the Corporation all originals and copies of disclosures, drawings, prints, letters, notes, and reports either typed, handwritten or otherwise memorialized, belonging to the Corporation which are in his possession or under his control and the Employee agrees that he will not retain or give away or make copies of the originals or copies of any such disclosures, drawings, prints, letters, notes or reports.

      (9) Property of Corporation: All files, records, reports, documents, drawings, specifications, equipment, and similar items relating to the business of the Corporation, whether prepared by the Employee or otherwise coming into his possession, shall remain the exclusive property of the Corporation and shall not be removed by the Employee from the premises of the Corporation under any circumstances whatsoever without the prior written consent of the Corporation.

      (10) Non-Competition:

            (a) During the term of employment of the Employee under this Employment Agreement, and during a period of one (1) year after termination of employment of the Employee under this Employment Agreement if such termination of employment was caused by the Corporation (or by the Employee for Good Reason), or for a period of two (2) years after termination of employment of the Employee under this Employment Agreement if such termination of employment was caused by the

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Employee (other than for Good Reason), (i) the Employee shall not engage, either directly or indirectly, in any manner or capacity, in any business or activity which is competitive with any business or activity conducted by the Corporation;
(ii) the Employee shall not work for or employ, directly or indirectly, or cause to be employed by another, any person who was an employee, officer or agent of the Corporation or of any of its subsidiaries at any time during a period of twelve (12) months prior to the termination of the employment of the Employee under this Employment Agreement nor shall the Employee form any partnership with, or establish any business venture in cooperation with, any such person which is competitive with any business or activity of the Corporation; and (iii) the Employee shall not have any material financial interest, or participate as a director, officer, 1% stockholder, partner, employee, consultant or otherwise, in any corporation, partnership or other entity which is competitive with any business or activity conducted by the Corporation.

            (b) The Corporation and the Employee agree that the services of the Employee are of a personal, special, unique and extraordinary character, and cannot be replaced by the Corporation without great difficulty, and that the violation by the Employee of any of his agreements under this Section (10) would damage the goodwill of the Corporation and cause the Corporation irreparable harm which could not reasonably or adequately be compensated in damages in an action at law, and that the agreements of the Employee under this Section (10) may be enforced by the Corporation in equity by an injunction or restraining order in addition to being enforced by the Corporation at law.

            (c) In the event that this Section (10) shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too long a period of time or over too great a range of activities, it shall be interpreted to extend only over the maximum period of time or range of activities as to which it may be enforceable.

      (11) Non-Solicitation: The Employee shall not, on his own behalf or in the service or on behalf of others, directly or indirectly:

            (a) solicit, entice or induce any Customer (as defined below) to become a customer, distributor or supplier of any other person, firm or corporation with respect to products and/or services sold or under development by the Corporation during his

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employment at the Corporation, or to cease doing business with the Corporation, and the Employee shall not contact or approach any such person, firm or corporation for such purpose or authorize or knowingly approve the taking of such actions by any other person for a period of two (2) years from the date of the termination of employment of the Employee under this Employment Agreement; or

            (b) solicit, recruit or hire (or attempt to solicit, recruit or hire) any employee, officer or agent of the Corporation or contractor engaged by the Corporation (whether or not such person is a full-time employee or whether or not such employment is pursuant to a written agreement or at-will) to terminate such person's employment or engagement with the Corporation or work for a third party other than the Corporation for a period of two (2) years after the date of the termination of employment of the Employee under this Employment Agreement, or engage in any activity that would cause such employee or contractor to violate any agreement with the Corporation, nor shall the Employee form any partnership with, or establish any business venture in cooperation with, any such person.

            (c) For the purposes of this Section (11), a "Customer" means any person or entity which as of the date of the termination of employment of the Employee under this Employment Agreement was, within two (2) years prior to such time, a customer, distributor or supplier of the Corporation, and references to the Corporation shall be deemed to include any affiliate or subsidiary of the Corporation.

      (12) Notice: Any and all notices under this Employment Agreement shall be in writing and, if to the Corporation, shall be duly given if sent to the Corporation by registered or certified mail, postage prepaid, return receipt requested, at the address of the Corporation set forth under its name below or at such other address as the Corporation may hereafter designate to the Employee in writing for the purpose, and, if to the Employee, shall be duly given if delivered to the Employee by hand or if sent to the Employee by registered or certified mail, postage prepaid, return receipt requested, at the address of the Employee set forth under his name below or at such other address as the Employee may hereafter designate to the Corporation in writing for the purpose.

      (13) Assignment: The rights and obligations of the Corporation under this Employment Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Corporation. The rights and obligations of the Employee

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under this Employment Agreement shall inure to the benefit of, and shall be binding upon, the heirs, executors and legal representatives of the Employee.

      (14) Entire Agreement and Severability:

            (a) This Employment Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of the Employee by the Corporation and contains all of the covenants and agreements between the parties with respect to such employment. Each party to this Employment Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or any one acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this Employment Agreement shall be valid and binding. Any modification of this Employment Agreement will be effective only if it is in writing signed by both parties to this Employment Agreement.

            (b) If any provision in this Employment Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

            (c) All pronouns used herein shall include the masculine, feminine, and neuter gender as the context requires.

      (15) Governing Law: This Employment Agreement shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts applicable to contracts made and to be performed entirely within The Commonwealth of Massachusetts without regard to its conflict of laws principles.

      (16) Arbitration. Any controversy or claim arising out of, or relating to, this Employment Agreement, or the breach hereof shall be settled by binding arbitration in accordance with the American Arbitration Association National Rules for Resolution of Employment Disputes then in effect in the Commonwealth of Massachusetts, and judgment upon any arbitration award may be entered into in any court having jurisdiction thereof. The arbitration shall be held in Wilmington, Massachusetts. The Company shall bear the cost of any such arbitration.

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IN WITNESS WHEREOF, the parties hereto have executed, in The Commonwealth of
Massachusetts, this Employment Agreement as a sealed instrument, all as of the day, month and year first written above.

MKS INSTRUMENTS, INC.

By: /s/ Leo Berlinghieri
    ---------------------------
    CEO & President

    90 Industrial Way
    Wilmington, MA  01887

    /s/ William Stewart
    ---------------------------
    Legal Signature

    William Stewart
    Address:

    P.O. Box 20070
    Boulder, CO 80308

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